UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

(Name of Registrant as Specified In Its Charter)

Artisan Partners Funds, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 14, 2019

ARTISAN PARTNERS FUNDS

Dear Shareholder:

A meeting of shareholders of Artisan Partners Funds, Inc. (the “Corporation” and each of its respective series, a “Fund”) will be held on December 6, 2019 to vote on an important Proposal that affects the Funds. Please read the enclosed materials and cast your vote.

We are asking you to consider and vote to elect nine directors of the Corporation, including three nominees who are not currently directors of the Funds.

Importantly, the board of directors of the Corporation has considered the Proposal and unanimously recommends that you vote “FOR” all nominees for election as directors. However, before you vote, please read the full text of the enclosed proxy statement for an explanation of the Proposal.

You can vote in one of four ways:

o	Over the Internet through the website listed on the proxy card,

o	By telephone, using the toll-free number listed on the proxy card,

o	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

o	In person at the shareholder meeting on December 6, 2019.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Your vote is extremely important. If you have questions, please call the Funds at (800) 344-1770.

We appreciate your participation and prompt response in this matter, and thank you for investing with the Corporation.

Sincerely,
/s/ Eric R. Colson
Eric R. Colson
President

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

ARTISAN PARTNERS FUNDS

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 6, 2019

Artisan Developing World Fund	Artisan International Value Fund
Artisan Global Discovery Fund	Artisan Mid Cap Fund
Artisan Global Equity Fund	Artisan Mid Cap Value Fund
Artisan Global Opportunities Fund	Artisan Small Cap Fund
Artisan Global Value Fund	Artisan Sustainable Emerging Markets Fund
Artisan High Income Fund	Artisan Thematic Fund
Artisan International Fund	Artisan Value Fund
Artisan International Small-Mid Fund

Notice is hereby given that a meeting of shareholders (the “Meeting”) of Artisan Partners Funds, Inc. (the “Corporation”) and each of its respective series listed above (each, a “Fund” and collectively, the “Funds”) will be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on December 6, 2019 at 2:00 p.m. Central Time for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal

1. Election of Directors	All Funds

2. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof	All Funds

After careful consideration, the board of directors of the Corporation (the “Board” or the “Directors”) unanimously recommends that shareholders vote “FOR” all nominees for election as Directors.

Shareholders of record at the close of business on October 7, 2019 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

We call your attention to the accompanying proxy statement. Please complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting. Please contact the Funds by phone at (800) 344-1770 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Directors,

/s/ Sarah A. Johnson
Sarah A. Johnson
Secretary

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QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the following information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (the “Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials because you have the right to vote on the important Proposal described below concerning the Corporation.

Q.	What is the Proposal about?

A.

The Proposal relates to the election of nine Directors to the Board of the Corporation. The Board has recommended nine nominees for election as Directors (each, a “Nominee”). Currently, the Board consists of seven Directors, and an eighth seat on the Board has been vacant since the retirement of a former Director at the end of 2018. The Board has voted to increase the number of Directors on the Corporation’s Board to nine in accordance with Article II, Section 2 of the Bylaws, as amended and restated, of the Corporation, which will result in a second vacancy on the Board. Additionally, Thomas R. Hefty, a current independent Director of the Corporation, has decided to retire as a Director by the end of 2019 and his retirement will create a third vacancy on the Board. You are, therefore, being asked to elect three Nominees who, if elected, will become new Directors effective January 1, 2020: Gregory K. Ramirez, who would be an interested Director of the Corporation, and William J. Kelly and Peter E. Sundman, each of whom would be an Independent Director of the Corporation. In addition, you are also being asked to re-elect the incumbent Directors (the “Incumbent Director Nominees”), other than Mr. Hefty. The Incumbent Director Nominees are Eric R. Colson, Coleen Downs Dinneen, Gail L. Hanson, Bonnie L. Howard, Peter M. Lebovitz and Patrick S. Pittard. The Board recommends that you vote “FOR” the Nominees. Shareholders of the Funds have the option of voting on the election of each Nominee separately.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the meeting of shareholders to be held on December 6, 2019 (the “Meeting”) at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 at 2:00 p.m. Central Time, and, if the Meeting is adjourned or postponed, at any postponed or adjourned session, for the purposes stated in the Notice of Meeting of Shareholders.

Q.	Who will bear the costs of soliciting proxies and the Meeting?

A.

The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies of shareholders of the Corporation at an estimated cost of $25,000, although actual costs may be substantially higher. These costs and any other expenses related to the Meeting and any adjournment(s) or postponement(s) thereof, including the costs of preparing and mailing the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be allocated among the Funds pro rata based on each Fund’s net assets.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each Nominee. Please see the section of the proxy materials discussing the Proposal for a discussion of the Board’s considerations in making such recommendation.

Q.	Why am I receiving information about Funds I do not own?

A.	The Proposal is relevant to all of the Funds. Shares of all the Funds will vote together and not separately by Fund with respect to the Proposal.

Q.	What vote is required to approve the Proposal?

A.

To conduct business at the meeting, one-third of the shares entitled to be cast must be present in person or by proxy. This is called a quorum. Directors of the Corporation are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. Because the Board has proposed nine Nominees for election by shareholders, this means that the nine persons who receive the largest number of votes will be elected as Directors.

Q.	How do I place my vote?

A.

You may vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds at (800) 344-1770.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Funds at (800) 344-1770.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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APPENDICES

Appendix A	Outstanding Shares	A-1
Appendix B	Record or Beneficial Ownership	B-1
Appendix C	Additional Information on the Proposal	C-1
Appendix D	Governance and Nominating Committee Charter	D-1

ARTISAN PARTNERS FUNDS

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

PROXY STATEMENT

MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 6, 2019

This Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies are being solicited for use at a meeting of shareholders of the Corporation (the “Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on December 6, 2019 at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about October 14, 2019.

The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds. The Shareholders of all classes and series of shares will vote together on the matters scheduled to come before the Meeting. You are entitled to vote shares of each Fund which you hold as of the close of business on October 7, 2019 (the “Record Date”), even if you no longer own shares.

If you have any questions about the Proposal or about voting, please call the Funds at (800) 344-1770.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON DECEMBER 6, 2019

This Proxy Statement and the accompanying Notice of Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each Fund in the Fund’s most recent annual report and semiannual report, which are available, without charge, by writing to the Corporation at 430 W. 7th Street, Suite 219322, Kansas City, MO 64105, by calling (800) 344-1770, or at www.artisanpartners.com.

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PROPOSAL

ELECTION OF DIRECTORS

The Board has proposed the following nine Nominees for election by shareholders, each to hold office for an indefinite term until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier retirement, resignation or removal: Eric R. Colson, Coleen Downs Dinneen, Gail L. Hanson, Bonnie L. Howard, William J. Kelly, Peter M. Lebovitz, Patrick S. Pittard, Gregory K. Ramirez and Peter E. Sundman. Messrs. Colson, Lebovitz and Pittard and Mses. Dinneen, Hanson and Howard currently serve as Directors and are collectively referred to herein as the “Incumbent Director Nominees.” If elected, the term of each Incumbent Director Nominee will begin immediately upon election and the terms of Messrs. Kelly, Ramirez and Sundman will begin January 1, 2020. Each of the Nominees has consented to serve as a Director. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. Seven of the Nominees would be Independent Directors (meaning that they would not be considered “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), and two of the Nominees, Messrs. Colson and Ramirez, would be Interested Directors (meaning that they would be considered “interested persons” as defined in the 1940 Act) of the Corporation due to the fact that Mr. Colson is Chief Executive Officer and President of the Corporation and Managing Director, Chief Executive Officer and President of Artisan Partners Limited Partnership (“Artisan Partners”); Mr. Ramirez is Chief Financial Officer, Vice President and Treasurer of the Corporation and Managing Director and Vice President of Artisan Partners; and each of Mr. Colson and Mr. Ramirez beneficially own interests in Artisan Partners and/or its parent company. Based on the recommendation of the Corporation’s governance and nominating committee (described below), the Board, including by unanimous vote of the Independent Directors, all of whom are members of such committee, nominated and voted to submit the Incumbent Director Nominees and Messrs. Kelly, Ramirez and Sundman to a vote of shareholders of the Corporation. The Board knows of no reason why any of the Nominees would be unable to serve.

Reason for the Proposal

The Board has recommended nine nominees for election as Directors. Currently, the Board consists of seven Directors, and an eighth seat on the Board has been vacant since the retirement of a former Director at the end of 2018. The Board has voted to increase the number of Directors on the Corporation’s Board to nine in accordance with Article II, Section 2 of the Bylaws, as amended and restated, of the Corporation (the “Bylaws”), which will result in a second vacancy on the Board. Additionally, Thomas R. Hefty, a current Independent Director of the Corporation,

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has decided to retire as a Director by the end of 2019, and his retirement will create a third vacancy on the Board. To fill such vacancies, based on the recommendation of the Corporation’s governance and nominating committee, the Board, including by unanimous vote of the Independent Directors, all of whom are members of such committee, has nominated Mr. Ramirez to serve as an Interested Director and Messrs. Kelly and Sundman to serve as Independent Directors, effective January 1, 2020. Messrs. Ramirez, Kelly and Sundman, if elected, will qualify to serve on the board effective January 1, 2020. Further, the Board has considered it appropriate that all of the current Directors, other than Mr. Hefty, stand for re-election at the Meeting. The Corporation’s Bylaws, in accordance with Wisconsin law, provide that when a shareholder meeting is called for one of the reasons specified in the 1940 Act, including for the election of Directors, such meeting shall constitute an annual meeting of shareholders under Wisconsin law and the entire board shall stand for election by the shareholders of the Corporation.

Information about the Board and the Nominees

The Board has overall responsibility for the conduct of the affairs of the Corporation. The Board’s role is one of oversight, rather than active management. This oversight extends to the Corporation’s risk management processes. Those processes are embedded in the responsibilities of officers of the Corporation. Senior officers of the Corporation, including the president, chief financial officer, general counsel and chief compliance officer, report directly to the full Board on a variety of matters at regular meetings of the Board. The chief financial officer and chief compliance officer also report regularly to the Corporation’s audit committee, which consists of all of the Corporation’s Independent Directors. During the fiscal year ended September 30, 2019, the Board met seven times and each Incumbent Director Nominee was present for at least 75% of the aggregate number of meetings of the Board and committees on which he or she served.

The Board’s governance structure features Independent Directors serving as Independent Chair of the Board and as Chairs of the audit committee, education committee and governance and nominating committee. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Directors are members of the audit, education and governance and nominating committees. Inclusion of Independent Directors in the audit, education and governance and nominating committees allows all such Directors to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The following table lists the Nominees, their names and ages, the date each was elected or appointed to office (as applicable), their principal business occupations during the last five years and other directorships held in any publicly-traded company or any registered investment company, as well as the experience, qualifications, attributes and skills that each possess for Board membership. There are 15 Funds,

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all of which are overseen by the Board. The address of each Nominee is c/o Artisan Partners Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Correspondence intended for a current Director or Nominee may be sent to this address.

Name and Age at 1 January 2019	Position(s) Held with the Corporation	Date Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes and Skills for Board Membership

Nominees who are not “interested persons” of the Corporation:

Coleen Downs Dinneen, 58	Director, Chair of the Education Committee	1 Jan 2018	Retired; until 2016, Executive Vice President and General Counsel, Natixis Global Asset Management — U.S. Distribution and Chief Legal Officer and Secretary, Natixis/Loomis Funds	None	Significant executive experience including past service as chief legal officer of investment management company and responsibility for mutual fund legal administration, compliance and fund administration

Gail L. Hanson, 63	Director and Independent Chair of the Board of Directors	Director since 1 Jan 2012; Independent Chair since 1 Jan 2019	Retired; from February 2011 to April 2018, Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board	Director, Northwestern Mutual Series Fund, Inc. (investment company) (27 portfolios)	Significant executive experience including past service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant; audit committee financial expert

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Name and Age at 1 January 2019	Position(s) Held with the Corporation	Date Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes and Skills for Board Membership

Bonnie L. Howard, 65	Director, Chair of the Audit Committee	9 Mar 2018	Director, Chair of the Risk Oversight Committee and member of the Audit Committee, Assured Guaranty Ltd. (August 2012 to present); Director, BMO Financial Corp and BMO Harris Bank, N.A. (September 2013 to April 2018); until December 2011, Chief Auditor and Global Head of Emerging Risk, Citigroup, Inc.	Director, Assured Guaranty Ltd (insurance company)	Significant board experience; significant executive experience including past service as chief auditor of a global financial services firm; certified public accountant; audit committee financial expert

William J. Kelly, 58	Nominee	Not applicable	Chief Executive Officer, Chartered Alternative Investment Analyst (CAIA) Association (2014-present)	Formerly, Independent Trustee and Chair of Audit Committee, BofA Funds Series Trust (investment company)	Significant board experience; significant executive experience including past service as chief executive officer of an investment management company; audit committee financial expert

Peter M. Lebovitz, 63	Director, Chair of the Governance and Nominating Committee	1 Jul 2014	Managing Partner, Harkness Partners, LLC (provider of strategic consulting to investment management firms)	Director and Chair, Weiss Strategic Interval Fund (closed-end fund)	Significant board experience; significant executive experience including past service as chief executive officer of an investment management company; audit committee financial expert

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Name and Age at 1 January 2019	Position(s) Held with the Corporation	Date Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes and Skills for Board Membership

Patrick S. Pittard, 73	Director	9 Aug 2001	Chairman, PatrickPittard Advisors, LLC (consulting firm); since July 2018, Owner and Chief Executive Officer of BDI DataLynk, LLC (fiber optics training company); Distinguished Executive in Residence (teaching position), University of Georgia; from November 2016 to May 2018, Chairman and Chief Executive Officer of Southern Fiber Company (fiber network company)	Director, Lincoln National Corporation (insurance and investment management company) and Lincoln New York (an affiliate of Lincoln National Corporation)	Significant board experience; significant executive experience including past service as chief executive officer of a public company

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Name and Age at 1 January 2019	Position(s) Held with the Corporation	Date Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes and Skills for Board Membership

Peter E. Sundman, 59	Nominee	Not applicable	Trustee, IES Abroad (since 2012); Trustee, The College of Wooster (since 2003); Trustee, Frost Valley YMCA (since 1998). Formerly, Chief Executive Officer, ClearBridge Advisors (2009-2011); Chairman and Chief Executive Officer, Neuberger Funds (1999-2008); President, Neuberger Berman Management (1999-2008)	Trustee, Diamond Hill Funds (investment company) (14 portfolios)	Significant board experience; significant executive experience including past service as chief executive officer of an investment management company

Nominees who are “interested persons” of the Corporation:

Eric R. Colson, 49*	Director, President and Chief Executive Officer	President and Chief Executive Officer since 9 Feb 2010; Director since 12 Nov 2013	Chair of the Board, Director, President and Chief Executive Officer of Artisan Partners Asset Management Inc., (since August 2015); Managing Director, Chief Executive Officer and President of Artisan Partners	None	Significant executive experience; continuing service as President, Chief Executive Officer and Managing Director of Artisan Partners; continuing service as President, Chief Executive Officer and Director of Artisan Partners Asset Management Inc.

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Name and Age at 1 January 2019	Position(s) Held with the Corporation	Date Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes and Skills for Board Membership

Gregory K. Ramirez, 48**	Nominee	Chief Financial Officer, Vice President and Treasurer since 8 Feb 2011	Managing Director and Vice President of Artisan Partners; Executive Vice President of Artisan Partners Asset Management Inc.; Chair and President of Artisan Partners Distributors LLC (“Distributors”); prior thereto, Vice President, Treasurer and Chief Financial Officer of Distributors; Director of Artisan Partners Global Funds plc	None	Significant executive experience; continuing service as Managing Director and Vice President of Artisan Partners; continuing service as Executive Vice President of Artisan Partners Asset Management Inc. and continuing service as Chair and President of Distributors

*

Mr. Colson is an “interested person” of the Corporation, as defined in the 1940 Act, because he is President and Chief Executive Officer of the Corporation and holds various positions with Artisan Partners and its affiliates and beneficially owns interests in Artisan Partners and/or its parent company.

**

Mr. Ramirez is an “interested person” of the Corporation, as defined in the 1940 Act, because he is Chief Financial Officer, Vice President and Treasurer of the Corporation and holds various positions with Artisan Partners and its affiliates and beneficially owns interests in Artisan Partners and/or its parent company.

Additional Information

Additional information on the Proposal, including information on the principal officers of the Corporation, Nominee ownership of Fund shares, Board compensation, committees and meetings of the Board and the Corporation’s independent registered public accounting firm, is included in Appendix C.

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Required Vote

Directors of the Corporation are elected by the affirmative vote of a plurality of shares present at the meeting, either in person or by proxy, and entitled to vote, if a quorum is present. Because the size of the Board is fixed at nine Directors, the nine persons who receive the largest number of votes will be elected as Directors.

Board Recommendation

The Directors unanimously recommend that shareholders of the Funds vote “FOR” the election of each Nominee.

OTHER BUSINESS

The Directors do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or at any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser

Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to each Fund pursuant to an investment advisory agreement dated 12 May 2015 (the “Advisory Agreement”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. The principal business address of Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Principal Underwriter

Artisan Partners Distributors LLC (“Distributors”) acts as principal underwriter for the Funds. The principal business address of Distributors is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. All distribution expenses relating to the Funds are paid by Artisan Partners Holdings LP or Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors.

Other Information

Proxy materials, reports and other information filed by the Funds may be obtained by visiting the SEC’s Internet web site (at http://www.sec.gov), which also contains other information about the Funds.

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Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about October 14, 2019, but proxies may also be solicited by telephone, over the Internet and/or in person by representatives of the Corporation, regular employees of Artisan Partners or its affiliate(s), or Broadridge, a private proxy services firm and the proxy solicitor. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to the underlying beneficial shareholders of the Funds.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Corporation or Artisan Partners, such as Broadridge. Authorization to permit Broadridge to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Funds believe are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Cost of the Meeting. The Funds have retained Broadridge to assist in the solicitation of proxies of shareholders of the Corporation at an estimated cost of $25,000, although actual costs may be substantially higher. These costs and any other expenses related to the Meeting and any adjournment(s) or postponement(s) thereof, including the costs of preparing and mailing the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be allocated among the Funds pro rata based on each Fund’s net assets.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business. A quorum occurs if one-third of the shares of common stock of the Corporation entitled to vote at the Meeting are present in person or by proxy. Abstentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are, with respect to a proposal, shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on such proposal. Abstentions and broker non-votes will have no effect on the Proposal.

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If (i) a quorum is not present at the Meeting, (ii) a quorum is present at the Meeting but sufficient votes to approve the proposal are not received by the time scheduled for the Meeting, (iii) the persons named as proxies judge that it is advisable to defer action on the proposal or (iv) other matters arise requiring shareholder action, the persons named as proxies may propose one or more adjournments of the Meeting (including adjournments with respect to the proposal not having received sufficient votes in favor of approval) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes properly cast upon the proposal at the Meeting or represented by proxy, whether or not a quorum is present. Any shares present and entitled to vote at the Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any adjourned meeting may be held as adjourned without further notice other than by announcement to be given at the Meeting.

Information regarding the number of issued and outstanding shares of each class of each Fund as of the Record Date is provided in Appendix A. Each outstanding share represents one vote, or fractional portion thereof, with respect to such Fund. The persons who are known to have owned beneficially 5% or more of any Fund’s outstanding shares as of the September 30, 2019 are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to the proposal, your shares will be voted in accordance with the Board’s recommendation with respect to the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER DECIDE TO CHANGE YOUR VOTE. You may revoke your proxy: (i) at any time prior to its exercise by written notice of its revocation to the Secretary of the Corporation prior to the Meeting; (ii) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (iii) by being present and voting in person at the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. With respect to the Proposal, Directors of the Corporation are elected by vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote, if a quorum is present. Because the size of the Board is set at nine Directors, the nine persons who receive the largest number of votes will

11

be elected as Directors. In the election of Directors, votes may be cast in favor of a Nominee or withheld. All shares of the Corporation outstanding as of the Record Date vote as a single class with respect to the election of Directors.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement will be delivered to shareholders residing at the same address, unless such shareholders have notified the Corporation of their desire to receive multiple copies of shareholder reports and proxy statements. If you would like to receive an additional copy, please contact the Funds at 430 W. 7th Street, Suite 219322, Kansas City, MO 64105 or by calling (800) 344-1770. The Corporation will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Corporation’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Corporation is registered with the Securities and Exchange Commission as an open-end management investment company and is incorporated under Wisconsin law. The Wisconsin Business Corporation Law (the “WBCL”) permits registered investment companies to operate without annual meetings of shareholders, unless certain specified shareholder actions are required to be taken under the 1940 Act (e.g., the election of Directors). The Corporation does not expect to hold an annual meeting in any year in which the election of Directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Nonetheless, the Board may call a meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Corporation’s articles of incorporation and bylaws, as amended and restated. The Meeting will constitute an “annual meeting” of shareholders as provided under the WBCL, because the 1940 Act requires a shareholder vote to fill the vacancies on the Board. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Corporation, c/o Artisan Partners Funds, Inc., 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Corporation must be received by the Corporation in writing within a reasonable amount of time before the Corporation solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

12

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Directors,

/s/ Sarah A. Johnson
Sarah A. Johnson
Secretary

13

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund	Investor Shares	Advisor Shares	Institutional Shares	Total
Artisan Developing World Fund	18,955,736.750	118,111,633.283	60,676,794.114	197,744,164.147
Artisan Global Discovery Fund	8,033,090.636	N/A	N/A	8,033,090.636
Artisan Global Equity Fund	5,780,180.894	N/A	6,564,574.034	12,344,754.928
Artisan Global Opportunities Fund	38,915,020.268	22,679,238.736	62,861,827.746	124,456,086.750
Artisan Global Value Fund	29,322,916.194	35,290,576.747	114,903,780.868	179,517,273.809
Artisan High Income Fund	90,342,642.668	215,505,747.039	75,157,074.631	381,005,464.338
Artisan International Fund	119,630,240.255	65,932,194.821	137,848,815.959	323,411,251.035
Artisan International Small-Mid Fund	13,080,370.238	32,588,902.247	44,304,483.694	89,973,753.179
Artisan International Value Fund	78,769,480.794	124,645,829.709	205,005,853.072	408,421,163.575
Artisan Mid Cap Fund	42,908,026.411	11,478,834.280	72,874,505.279	127,261,365.970
Artisan Mid Cap Value Fund	42,430,725.545	31,810,632.333	40,110,174.550	114,351,532.428
Artisan Small Cap Fund	18,309,664.875	17,808,097.208	18,821,387.692	54,939,149.775
Artisan Sustainable Emerging Markets Fund	3,004,530.526	N/A	414,166.023	3,418,696.549
Artisan Thematic Fund	10,916,764.663	33,452,792.866	N/A	44,369,557.529
Artisan Value Fund	10,139,741.633	8,455,233.852	13,105,125.782	31,700,101.267

A-1

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of September 30, 2019, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund’s outstanding securities:

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Developing World Fund	Advisor	37,573,600.511	19.08%	Pershing LLC (1) 1 Pershing Plaza Jersey City, NJ 07399-0001
Developing World Fund	Advisor	30,991,455.429	15.74%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Developing World Fund	Advisor	17,526,285.592	8.90%	National Financial Services LLC (1) FBO Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Developing World Fund	Advisor	15,536,133.506	7.89%	Morgan Stanley Smith Barney LLC (1) FBO Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965
Developing World Fund	Institutional	10,211,453.658	5.20%	SEI Private Trust Company (1) C/O BMO Harris 1 Freedom Valley Drive Oaks, PA 19456-9989
Global Discovery Fund	Investor	2,261,256.719	28.23%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Global Discovery Fund	Investor	1,189,627.664	14.85%	TD Ameritrade Inc. (1) FBO Customers PO BOX 2226 Omaha, NE 68103-2226

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Global Discovery Fund	Investor	1,022,990.850	12.77%	Lubar Public Equity Fund LLC PO BOX 92956 Chicago, IL 60675-2956
Global Discovery Fund	Investor	687,224.416	8.58%	National Financial Services (1) FBO Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Global Discovery Fund	Investor	683,912.689	8.54%	The Dionis Trust PO BOX 449 Princeton, NJ 08542-0449
Global Discovery Fund	Investor	470,846.797	5.88%	Canal Road LLC PO BOX 449 Princeton, NJ 08542-0449
Global Equity Fund	Institutional	4,103,761.283	33.34%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Global Equity Fund	Institutional	1,866,069.858	15.16%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Global Equity Fund	Investor	2,257,617.082	18.24%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Global Equity Fund	Investor	1,337,911.147	10.81%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Global Opportunities Fund	Investor	11,902,565.602	9.49%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Global Opportunities Fund	Investor	11,568,471.835	9.22%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Global Opportunities Fund	Investor	6,540,534.396	5.21%	Ameritrade Inc. (1) 10812 Elm Street Omaha, NE 68144-4820
Global Value Fund	Institutional	20,754,525.474	11.57%	Capinco (1) C/O US Bank PO BOX 1787 Milwaukee, WI 53201-1787
Global Value Fund	Institutional	14,941,037.376	8.33%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Global Value Fund	Institutional	10,714,222.439	5.97%	Ohana Holdings LLC PO BOX 92956 Chicago, IL 60675-2956
High Income Fund	Advisor	70,469,688.569	18.03%	Pershing LLC (1) 1 Pershing Plaza Jersey City, NJ 07399-0001
High Income Fund	Advisor	49,737,688.837	12.72%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
High Income Fund	Advisor	35,098,097.920	8.98%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
High Income Fund	Investor	48,875,217.041	12.50%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
International Fund	Institutional	16,506,311.681	5.12%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
International Fund	Institutional	16,198,061.891	5.02%	JP Morgan Securities (1) FBO Customers 3 Chase Metrotech Center Brooklyn, NY 11245-0001
International Fund	Investor	33,582,621.973	10.34%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
International Fund	Investor	31,202,353.552	9.61%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
International Small-Mid Fund	Advisor	9,487,701.658	10.59%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
International Small-Mid Fund	Advisor	8,197,227.070	9.15%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
International Small-Mid Fund	Advisor	4,877,173.028	5.44%	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive Jacksonville, FL 32246-6484
International Small-Mid Fund	Institutional	7,856,245.689	8.86%	TD Ameritrade Inc. (1) FBO Customers PO BOX 2226 Omaha, NE 68103-2226
International Small-Mid Fund	Institutional	6,871,539.613	7.75%	Wells Fargo Clearing Services LLC (1) FBO Customer 2801 Market Street St. Louis, MO 63103-2523
International Small-Mid Fund	Institutional	6,336,253.660	7.15%	SEI Private Trust Company (1) C/O Ropes and Gray 1 Freedom Valley Drive Oaks, PA 19456-9989
International Small-Mid Fund	Institutional	5,261,617.972	5.93%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
International Small-Mid Fund	Investor	5,799,770.827	6.47%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
International Value Fund	Advisor	35,817,731.712	8.74%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
International Value Fund	Advisor	26,229,236.920	6.40%	Pershing LLC (1) 1 Pershing Plaza Jersey City, NJ 07399-0001
International Value Fund	Institutional	23,381,176.993	5.73%	Edward D Jones & Co (1) FBO Customers 12555 Manchester Road Saint Louis, MO 63131-3710
International Value Fund	Investor	40,446,437.110	9.89%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Mid Cap Fund	Advisor	2,902,642.085	25.39%	LPL Financial (1) 4707 Executive Drive San Diego, CA 92150-9046
Mid Cap Fund	Advisor	2,511,127.727	21.96%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Mid Cap Fund	Advisor	2,198,546.381	19.23%	Morgan Stanley Smith Barney LLC (1) 1 New York Plaza, Floor 12 New York, NY 10004-1965
Mid Cap Fund	Advisor	1,920,371.771	16.80%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Mid Cap Fund	Institutional	21,347,962.731	19.16%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Mid Cap Fund	Institutional	7,926,761.239	7.11%	Wells Fargo Bank NA (1) FBO Customers PO BOX 1533 Minneapolis, MN 55480-1533
Mid Cap Fund	Investor	12,113,701.404	9.73%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Mid Cap Fund	Investor	8,511,167.458	6.83%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Mid Cap Value Fund	Advisor	8,474,176.597	7.37%	TD Ameritrade Inc. (1) FBO Customers PO BOX 2226 Omaha, NE 68103-2226
Mid Cap Value Fund	Advisor	8,211,562.053	7.14%	Morgan Stanley Smith Barney LLC (1) 1 New York Plaza, Floor 12 New York, NY 10004-1965
Mid Cap Value Fund	Institutional	19,720,147.020	17.18%	Edward D Jones & Co. (1) FBO Customers 12555 Manchester Road Saint Louis, MO 63131-3710
Mid Cap Value Fund	Institutional	7,823,276.578	6.82%	Acuity 2800 S Taylor Drive Sheboygan, WI 53081-8474
Mid Cap Value Fund	Investor	10,433,513.819	9.09%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Mid Cap Value Fund	Investor	10,008,142.092	8.72%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Mid Cap Value Fund	Investor	6,804,840.288	5.93%	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive Jacksonville, FL 32246-6484
Small Cap Fund	Advisor	15,531,859.040	28.16%	Wells Fargo Clearing Services LLC (1) FBO Customer 2801 Market Street St. Louis, MO 63103-2523
Small Cap Fund	Institutional	4,705,705.439	8.67%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Small Cap Fund	Institutional	3,118,405.396	5.74%	Wells Fargo Bank NA (1) PO BOX 1533 Minneapolis, MN 55480-1533
Small Cap Fund	Institutional	3,029,988.422	5.58%	Dengel & Co (1) PO BOX 3199 Church Street Station New York, NY 10008-3199
Small Cap Fund	Investor	9,917,186.073	17.91%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Sustainable Emerging Markets Fund	Institutional	212,132.963	6.22%	TD Ameritrade Inc. (1) FBO Customers PO BOX 2226 Omaha, NE 68103-2226

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Sustainable Emerging Markets Fund	Investor	1,931,227.252	56.49%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Sustainable Emerging Markets Fund	Investor	662,081.073	19.37%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Thematic Fund	Advisor	9,103,036.884	20.63%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Thematic Fund	Advisor	8,834,578.772	20.02%	Pershing LLC (1) 1 Pershing Plaza Jersey City, NJ 07399-0001
Thematic Fund	Advisor	7,779,520.681	17.63%	SEI Private Trust Company (1) C/O ID 747 1 Freedom Valley Drive Oaks, PA 19456-9989
Thematic Fund	Advisor	4,418,631.733	10.02%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Thematic Fund	Investor	5,254,693.547	11.90%	TD Ameritrade Inc. (1) FBO Customers PO BOX 2226 Omaha, NE 68103-2226
Thematic Fund	Investor	2,488,719.911	5.63%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Value Fund	Advisor	3,667,519.135	11.53%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Value Fund	Institutional	5,221,413.595	16.45%	Edward D Jones & Co (1) 12555 Manchester Road Saint Louis, MO 63131-3710
Value Fund	Institutional	2,599,110.186	8.19%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905
Value Fund	Investor	3,872,859.474	12.22%	National Financial Services Corp. (1) FBO Customer One World Financial Center 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010
Value Fund	Investor	2,732,088.202	8.62%	Charles Schwab & Co. Inc. (1) FBO Customers 211 Main Street San Francisco, CA 94105-1905

[1]

Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Investor Shares held of Artisan Global Discovery Fund includes 14.20% of outstanding shares held beneficially by Matthew H. Kamm; the percentage of outstanding Institutional Shares held of Artisan Global Equity Fund includes 10.63% of outstanding shares held beneficially by Mark L. Yockey. With respect to TD Ameritrade, the percentage of outstanding Institutional Shares held of Artisan Sustainable Emerging Markets Fund and Investor Shares held of Artisan Global Discovery Fund includes 50.93% and 9.75%, respectively, of outstanding shares held beneficially by James D. Hamel. With respect to National Financial Services Corp., the percentage of outstanding Institutional Shares of Artisan Value Fund includes 5.19% of outstanding shares held beneficially by James C. Kieffer and the percentage of outstanding Investor Shares held of Artisan High Income Fund and Artisan International Value Fund includes 8.36% and 4.11%, respectively, of outstanding shares held beneficially by Fidelity Strategic Advisors.

*

A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

As of September 30, 2019, the Directors and officers as a group owned, of record and beneficially (unless otherwise indicated), less than 1% of the outstanding shares of each class of the Funds, except as set forth below:

Fund	Share Class	Percentage of Share Class
Artisan Global Equity Fund	Investor	2.8%
Artisan Sustainable Emerging Markets Fund	Investor	3.4%
Artisan Sustainable Emerging Markets Fund	Institutional	3.3%
Artisan Thematic Fund	Investor	1.1%
Artisan Value Fund	Investor	2.1%

As of September 30, 2019, each of the Directors and named executive officers owned, of record and beneficially, less than 1% of the outstanding shares of each class of the Funds, except Mr. Colson, who owned 2.3%, 2.7% and 1.7% of Investor Shares of Artisan Global Equity Fund, Artisan Sustainable Emerging Markets Fund and Artisan Value Fund, respectively, and 1.3% of Institutional Shares of Artisan Sustainable Emerging Markets Fund.

APPENDIX C

ADDITIONAL INFORMATION ON THE PROPOSAL

Additional information on the Proposal, including information on the principal officers of the Corporation, Nominee ownership of Fund shares, Board compensation, committees and meetings of the Board and the Corporation’s independent registered public accounting firm, is presented below.

Principal Officers of the Corporation

The Board elects the officers of the Corporation, provided that the chief compliance officer must be approved by a majority of the Independent Directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board may remove any officer, with or without cause, at any time, provided that a majority of the Independent Directors must approve the removal of the chief compliance officer. The following table lists the names and ages of the officers, the positions held with the Corporation, the date each first was elected to office, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company. The business address of each officer is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. None of the officers listed below receives compensation from any of the Funds.

Name and Age at 1 January 2019	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Officers:

Eric R. Colson, 49	Director, President and Chief Executive Officer	President and Chief Executive Officer since 9 Feb 2010; Director since 12 Nov 2013	Chair of the Board, Director, President and Chief Executive Officer of Artisan Partners Asset Management Inc., (since August 2015); Managing Director, Chief Executive Officer and President of Artisan Partners	None

Name and Age at 1 January 2019	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Gregory K. Ramirez, 48	Chief Financial Officer, Vice President and Treasurer	8 Feb 2011	Managing Director and Vice President of Artisan Partners; Executive Vice President of Artisan Partners Asset Management Inc.; Chair and President of Artisan Partners Distributors LLC (“Distributors”); prior thereto, Vice President, Treasurer and Chief Financial Officer of Distributors; Director of Artisan Partners Global Funds plc	None

Sarah A. Johnson, 46	General Counsel, Vice President and Secretary	8 Feb 2011	Managing Director, Vice President, Secretary and General Counsel of Artisan Partners; Executive Vice President, Chief Legal Officer and Secretary of Artisan Partners Asset Management Inc.; Vice President and Secretary of Distributors	None

Brooke J. Billick, 65	Chief Compliance Officer	19 Aug 2004	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of Artisan Partners; Chief Compliance Officer of Distributors	None

Name and Age at 1 January 2019	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Laura E. Simpson, 43	Vice President and Assistant Secretary	10 Feb 2015	Deputy General Counsel (since January 2015) of Artisan Partners; prior thereto, Associate Counsel; Director (since January 2018) of Artisan Partners Global Funds plc	None

Shannon K. Jagodinski, 41	Vice President and Assistant Treasurer	Vice President since 10 Feb 2015; Assistant Treasurer since 14 Feb 2012	Director (since January 2016) of Vehicle Administration of Artisan Partners; prior thereto, Senior Manager	None

Timothy K. Weston, 44	Vice President	13 Feb 2019	Associate General Counsel of Artisan Partners	None

Blake A. Rigel, 48	Assistant Treasurer	9 Feb 2016	Global Tax Director and Tax Counsel of Artisan Partners since September 2015; until September 2015, Special Tax Counsel, Kramer, Levin, Naftalis & Frankel	None

Nominee Ownership of Fund Shares

The following table sets forth the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each Nominee as of September 30, 2019. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on September 30, 2019.

Fund	Nominees who are not “interested persons” of the Corporation							Nominees who are “interested persons” of the Corporation
	Coleen Downs Dinneen	Gail L. Hanson	Bonnie L. Howard	William J. Kelly	Peter M. Lebovitz	Patrick S. Pittard	Peter E. Sundman	Eric R. Colson	Gregory K. Ramirez

Artisan Developing World Fund	Over $100,000	$50,001 - $100,000	None	None	Over $100,000	None	None	Over $100,000	$50,001 - $100,000

Artisan Global Discovery Fund	None	$50,001 - $100,000	None	None	None	None	None	None	$10,001 - $50,000

Artisan Global Equity Fund	$50,001 - $100,000	Over $100,000	None	None	$50,001 - $100,000	None	None	Over $100,000	$10,001 - $50,000

Artisan Global Opportunities Fund	$50,001 - $100,000	Over $100,000	Over $100,000	None	$50,001 - $100,000	None	None	Over $100,000	$50,001 - $100,000

Artisan Global Value Fund	None	Over $100,000	None	None	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000

Artisan High Income Fund	None	$50,001 - $100,000	None	None	$50,001 - $100,000	None	None	Over $100,000	$10,001 - $50,000

Artisan International Fund	None	Over $100,000	None	None	$50,001 - $100,000	None	None	None	None

Artisan International Small-Mid Fund	$50,001 - $100,000	Over $100,000	None	None	$10,001 - $50,000	None	None	Over $100,000	$50,001 - $100,000

Artisan International Value Fund	None	$50,001 - $100,000	None	None	None	None	None	$10,001 - $50,000	$10,001 - $50,000

Artisan Mid Cap Fund	$50,001 - $100,000	Over $100,000	None	None	None	None	None	None	None

Artisan Mid Cap Value Fund	Over $100,000	Over $100,000	None	None	None	None	None	$50,001 - $100,000	None

Artisan Small Cap Fund	$50,001 - $100,000	Over $100,000	None	None	None	None	None	None	None

Artisan Sustainable Emerging Markets Fund	None	$50,001 - $100,000	Over $100,000	None	None	None	None	Over $100,000	$10,001 - $50,000

Artisan Thematic Fund	None	Over $100,000	None	Over $100,000	$50,001 - $100,000	None	None	Over $100,000	$50,001 - $100,000

Artisan Value Fund	None	Over $100,000	None	None	Over $100,000	Over $100,000	None	Over $100,000	$10,001 - $50,000

Aggregate Corporation Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000

None of the Nominees who would be Independent Directors of the Corporation or their immediate family members had any interest in Artisan Partners or Distributors, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee.

Board Compensation

The following table sets forth the aggregate compensation paid by the Funds to each Director and/or Nominee for the fiscal year ended September 30, 2019.

Name of Director/Nominee	Aggregate Compensation Received from the Funds	Pension or Retirement Benefits Accrued (as Part of the Funds’ Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Fund Complex
Directors/Nominees who are not “interested persons” of the Corporation:
Coleen Downs Dinneen[1]	$305,000	$0	$0	$305,000
David A. Erne[2]	$68,750	$0	$0	$68,750
Gail L. Hanson[3]	$350,000	$0	$0	$350,000
Thomas R. Hefty[4]	$290,000	$0	$0	$290,000
Bonnie L. Howard[5]	$308,750	$0	$0	$308,750
William J. Kelly[6]	$5,000	$0	$0	$5,000
Peter M. Lebovitz	$305,000	$0	$0	$305,000
Patrick S. Pittard	$275,000	$0	$0	$275,000
Peter E. Sundman	$0	$0	$0	$0

Directors/Nominees who are “interested persons” of the Corporation:
Eric R. Colson	$0	$0	$0	$0
Gregory K. Ramirez	$0	$0	$0	$0

[1]

This amount includes compensation deferred at the election of Ms. Dinneen under the Corporation’s deferred compensation plan. As of September 30, 2019, the value of Ms. Dinneen’s deferred compensation account was $246,341.

[2]	Mr. Erne retired as a Director effective 31 December 2018.

[3]

This amount includes compensation deferred at the election of Ms. Hanson under the Corporation’s deferred compensation plan. As of September 30, 2019, the value of Ms. Hanson’s deferred compensation account was $1,918,173.

[4]	Mr. Hefty is expected to retire as a Director by the end of 2019.

[5]

This amount includes compensation deferred at the election of Ms. Howard under the Corporation’s deferred compensation plan. As of September 30, 2019, the value of Ms. Howard’s deferred compensation account was $461,537.

[6]	Mr. Kelly received a fee for attending an in-person Board meeting in August 2019 at the request of the Board.

Committees and Meetings of the Board

The Board has an audit committee, an education committee and a governance and nominating committee. The audit, education and governance and nominating committees are composed solely of Independent Directors. In addition, the Board has appointed a valuation committee consisting of employees of Artisan Partners. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended September 30, 2019, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee

Audit Committee	Coleen Downs Dinneen Gail L. Hanson Thomas R. Hefty Bonnie L. Howard * Peter M. Lebovitz Patrick S. Pittard	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of the Corporation’s financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of the Corporation’s internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; receives regular reports from the Corporation’s chief compliance officer regarding the operation of the Corporation’s compliance program and procedures and related matters; reviews the adequacy and effectiveness of the Corporation’s valuation policies and procedures and makes recommendations to the Board regarding the Board’s approval of such policies and procedures; reviews the Corporation’s use of evaluated prices from third party vendors and fair value determinations; reviews the written report provided to the Board from the Corporation’s Liquidity Risk Management Program administrator on the operation of the Funds’ Liquidity Risk Management Program and any material changes to the Program; and reviews legal and regulatory matters.

Education Committee	Coleen Downs Dinneen* Gail L. Hanson Thomas R. Hefty Bonnie L. Howard Peter M. Lebovitz Patrick S. Pittard	4	The education committee is responsible for creating and overseeing a program of continuing education for Directors.

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee

Governance and Nominating Committee	Coleen Downs Dinneen Gail L. Hanson Thomas R. Hefty Bonnie L. Howard Peter M. Lebovitz* Patrick S. Pittard	4	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested Directors, executive officers of the Corporation, compensation of Directors who are not affiliated persons of Artisan Partners and proposed changes to the Corporation’s governing documents, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as Directors.

Valuation Committee	Shannon K. Jagodinski Sarah A. Johnson Gregory K. Ramirez Laura E. Simpson Timothy K. Weston^	310à	The valuation committee is responsible for determining, in accordance with the Corporation’s valuation procedures, a fair value for any portfolio security for which market quotations are not readily available.

*	Chair of the committee.
à	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.
^	Mr. Weston was appointed to the valuation committee on February 13, 2019.

Governance and Nominating Committee. The governance and nominating committee operates pursuant to a written charter, which was most recently amended on November 10, 2015 and is included in Appendix D. The Committee will consider candidates recommended by shareholders. Shareholders wishing to recommend a candidate for election to the Board (a “Nominating Shareholder”) may do so by submitting a recommendation in writing and delivering a hard copy with the shareholder’s original signature to the attention of the secretary of the Corporation at the address of the principal executive offices of the Corporation. The recommendation should include (i) the class or series and number of all shares of each Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience, current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as defined in the 1940 Act) of the Fund, Artisan Partners or the Distributor, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Director, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

When evaluating a candidate as a potential nominee to serve as an Independent Director of the Corporation, whether the candidate is nominated by other members of the Board, a shareholder or the management of the Corporation, the governance and nominating committee may consider, among other factors, (i) whether or not the candidate is an “interested person” of the Funds or an affiliate (as defined in the 1940 Act); (ii) whether or not the candidate clearly recognizes that the role of the Directors is to represent the interests of the shareholders; (iii) relevant business and industry experience, as well as compatibility with other Directors with respect to business philosophy and personal style; and (iv) the effect of the Corporation’s Independent Director retirement policy on the potential length of service of any candidate. Additionally, final candidates will undergo an in-person interview and be required to complete a standardized questionnaire, and may be subject to a more extensive background check.

The governance and nominating committee takes the overall diversity of the Board into account when considering and evaluating candidates for Independent Director. While the committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Independent Directors’ attributes.

Shareholder Communications. The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board, or specified individual Directors, c/o Secretary of Artisan Partners Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“Ernst & Young”), located at 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Funds’ independent registered public accounting firm. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Aggregate fees billed to the Corporation for professional services rendered by Ernst & Young for the 2019 and 2018 fiscal years of the Corporation are summarized in the table below. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018
Audit Fees (a)	$488,790	$435,340
Audit-Related Fees (b)	$—	$78,580
Tax Fees (c)	$307,457	$323,911
All Other Fees (d)	$—	—

(a) “Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Corporation’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements, including for 2019, portions of which had not been billed as of September 30, 2019, and fees billed for consents issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed for each of the last two fiscal years. The fees billed during the fiscal year ended September 30, 2019 also include a consent issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed in connection with the initial offering of Advisor Shares of Artisan International Small-Mid Fund. The fees billed during the fiscal year ended September 30, 2018 also include consents issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed in connection with the initial offering of Advisor Shares and Institutional Shares of Artisan Thematic Fund.

(b) “Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Corporation’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

The fees billed by Ernst & Young for the fiscal year ended September 30, 2018 include fees incurred for services for review procedures performed in conjunction with the semiannual report to shareholders as of March 31, 2018.

(c) “Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2019 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2019, which had not been billed as of September 30, 2019; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2019, which also had not been billed as of September 30, 2019; (3) the use of a PFIC database supplied by Ernst & Young for the fiscal year ended September 30, 2018, the excise year ended December 31, 2018 and the semiannual period ended March 31, 2019; (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young for the calendar year ended December 31, 2018; and (5) the use of a Global Withholding Tax Reporter Database supplied by Ernst & Young for the fiscal year ended September 30, 2019.

The fees shown in the table above for the fiscal year ended September 30, 2018 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2018; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2018; (3) the use of a PFIC database supplied by Ernst & Young for the fiscal year ended September 30, 2017, the excise year ended December 31, 2017 and the semiannual period ended March 31, 2018; (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young for the calendar year ended December 31, 2017; and (5) the use of a Global Withholding Tax Reporter Database supplied by Ernst & Young for the fiscal year ended September 30, 2018.

(d) None.

During its regularly scheduled periodic meetings, the Corporation’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by Ernst & Young. The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of SEC Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Corporation to Ernst & Young during the fiscal year in which services are provided, 2) such services were not recognized by the Corporation at the time of engagement to be non-audit services and 3) such services are promptly brought to the attention of the audit committee of the Corporation and approved prior to the completion of the audit.

No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the Corporation’s fiscal years ended September 30, 2019 and September 30, 2018, Ernst & Young served as the Corporation’s principal accountant and provided no services and billed no fees for non-audit services rendered to Artisan Partners or entities controlling, controlled by or under common control with Artisan Partners.

The audit committee has considered whether the provision of non-audit services that were rendered to Artisan Partners, and any entity controlling, controlled by or under common control with Artisan Partners that provides ongoing services to the Corporation that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

APPENDIX D

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

ARTISAN PARTNERS FUNDS, INC.

Governance and Nominating Committee Charter

(adopted by the Board of Directors on April 24, 2001,

as revised November 10, 2015)

The Governance and Nominating Committee (the “Committee”) shall consist of three or more independent board members. For purposes of this Charter, a board member shall be deemed to be independent if he or she is not an “interested person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Artisan Partners Funds, Inc. (“Artisan Partners Funds” or the “Funds”). The Committee may also include one or more board members who are deemed to be “interested persons” of Artisan Partners Funds pursuant to Section 2(a)(19)(A)(v) of the 1940 Act; provided, however, that only the independent directors who are members of the Committee shall select and nominate specific candidates for election as independent Directors as set forth below.

The Committee shall oversee the independence and effective functioning of the Board of Directors and shall endeavor to be informed about good practices for mutual fund boards. In fulfilling those objectives, the Committee shall:

•	Review and make recommendations regarding proposed changes to the Funds’ governing documents;

•

Oversee the Board’s process for evaluating the functioning of the Board, including, but not limited to, reviewing the frequency, format, structure, conduct and location of Board and committee meetings;

•	Make recommendations to the Board regarding committees of the Board and committee assignments, including periodically reviewing and making recommendations regarding this Charter;

•

Make recommendations to the Board regarding the general composition of the Board, and the independent directors who are members of the Committee shall select and nominate specific candidates for election as independent directors. If the Committee determines that one or more new independent directors should be added to the Board, the independent directors who are members of the Committee may consider candidates identified through any means or process that the Committee believes appropriate, including, but not limited to, candidates recommended by members of the Committee, candidates recommended by other members of the Board of Directors, candidates recommended by shareholders, or candidates recommended by the Funds’ management. The Committee shall develop a statement of the competencies and personal attributes required of a member of the Board or any committee to be used as a guideline for nomination of Board and committee members, including individuals submitted for consideration by shareholders;

•	Develop written procedures through which one or more shareholders of a Fund may submit or recommend names of potential candidates for nomination as a member of the Board;

•	Establish and periodically review an orientation process for new Board members;

•	Make recommendations for executive officers of the Funds for approval by the Board;

•	Make recommendations to the Board regarding the compensation of directors who are not affiliated with any investment adviser, administrator or principal underwriter of the Funds;

•	Conduct an annual review of the independence of independent legal counsel to the independent directors;

•	Review and determine the retirement policy applicable to independent directors;

•	Review any policies regarding director ownership of Fund shares; and

•	Review any policies regarding reimbursement of director travel expenses.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E84472-P28912                 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR ALL” NOMINEES			For Withhold For All All All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	To elect the following individuals as Directors of Artisan Partners Funds, Inc.:		☐ ☐ ☐
	1) Eric R. Colson 2) Coleen Downs Dinneen 3) Gail L. Hanson 4) Bonnie L. Howard 5) William J. Kelly	6) Peter M. Lebovitz 7) Patrick S. Pittard 8) Gregory K. Ramirez 9) Peter E. Sundman

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one shareholder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners/Tenants]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 6, 2019

THE PROXY STATEMENT AND THE NOTICE OF MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.        E84473-P28912

                PROXY                                                                                                                                        PROXY

MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 6, 2019

Artisan Partners Funds, Inc.

The undersigned hereby appoint(s) Sarah A. Johnson, Laura E. Simpson and Shannon K. Jagodinski, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on December 6, 2019 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR ALL” NOMINEES. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE